[Logo] MFS(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                                        MFS(R) EQUITY
                                        INCOME FUND
                                        SEMIANNUAL REPORT o FEBRUARY 28, 1999


                               [Graphic Omitted]


              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 31)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
MFS' Year 2000 Readiness Disclosure ....................................... 29
Trustees and Officers ..................................................... 33


       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT. IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE
       YEARS AHEAD WILL BRING A NUMBER OF        [GRAPHIC OMITTED]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,

Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with the potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 16, 1999

Management Review and Outlook

[Photo of Lisa B. Nurme]
     Lisa B. Nurme

For the six months ended February 28, 1999, Class A shares of the Fund provided a total return of 14.56%, Class B shares 14.20%, Class C shares 14.16%, and Class I shares 15.01%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 30.18% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance. The Fund's returns also compare to a 16.66% return for the average equity income fund as reported by Lipper Analytical Services, Inc., an independent firm that tracks mutual fund performance.

Q. COULD YOU TALK ABOUT THE FUND'S RECENT PERFORMANCE?

A. The Fund has underperformed the S&P 500 because many of the sectors that were hurt in last fall's market correction, such as technology and some of the more aggressive financial services stocks, bounced back. We've had little exposure to either of these sectors because of our long-term conservative strategy, which helped protect the portfolio during the correction but limited appreciation during the recovery. Also, while some of the more defensive sectors, such as electric and gas utilities, did well during the correction, they have not participated in the recovery. At a time when everyone is focused on technology and growth companies, few investors are interested in utilities.

Q. HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT OF THE PAST SIX MONTHS?

A. There were two distinct phases to the period. First, as I mentioned, we had the tail end of the stock market correction that lasted from the middle of July to the beginning of October. That was a good period for the Fund because the kinds of defensive companies in which we invest, such as utilities and energy companies, declined less than half as much as the S&P
   500. But then the market had a sharp, quick, and intense recovery. That was difficult for the Fund because our holdings did not rise as fast as the S&P 500, and the more aggressive sectors in which the Fund does not invest. So, what helped the Fund during the correction hurt during the subsequent recovery.

Q. DID YOU MAKE ANY SIGNIFICANT CHANGES TO HOLDINGS DURING THIS PERIOD?

A. We added a little to basic materials because there are signs that, in the near term, the economy may be stronger than we expected. For example, we've added chemical companies such as Dow Chemical and paper companies such as Bowater. These stocks had been driven down to a point at which, as value investors, we thought they were worth considering. We also added a little in energy, including Royal Dutch Shell and British Petroleum, for the same reason. Oil prices were at a 12-year low, and energy company earnings declined throughout 1998. However, by the second half of 1999, we think the earnings picture for these companies should improve as oil prices increase. We like to buy stocks like these when the commodity is entirely out of favor, which has been the case for oil. Plus, the oil companies have pulled back significantly on exploration and production spending, which should help correct the oversupply problem.

Q. HAVE YOU MADE ANY OTHER CHANGES?

A. We pared back the portfolio's exposure to consumer staples stocks such as food, beverage, and household products. That was a case of taking profits from companies whose prices had, in our view, become fully valued. We have also trimmed health care, specifically, drug stocks. These stocks did very well in 1998, and unit demand for drugs has been incredibly strong. However, we think we are nearing the end of a rising cycle for the prices of these stocks, and we don't think their valuations, that is, their prices relative to their earnings growth prospects, are as attractive now.

Q. COULD YOU TALK ABOUT SOME STOCKS THAT HAVE PERFORMED PARTICULARLY WELL?

A. The telecommunications sector has been phenomenal for a lot of reasons, but especially due to the growth of the Internet and data traffic. Data transmission is driving the results for companies such as Sprint, SBC Communications, Bell Atlantic, AT&T, and Century Telephone. In fact, while the Fund does not have direct exposure to technology stocks, telecommunications companies are exposed to the fast-growing data transmission business, including the Internet. Also, consolidation among telecommunications companies has helped their stocks as companies are able to combine operations and cut costs.

Q. WHAT ABOUT SOME STOCKS THAT HAVEN'T PERFORMED SO WELL?

A. There are a number of examples in the energy sector, such as Unocal, which has been impacted by falling oil prices. Also, all types of electric and gas utilities have underperformed, in part because of the mild winter, but also because of the split in the market. Investors have favored technology and large, blue-chip companies and have shown little interest in utilities and other less richly valued sectors. Now, however, we have begun to see some consolidation deals that have helped the Fund. In February, for example, Scana Corp. bid for Public Service of North Carolina, and Dominion Resources made a proposal for Consolidated Natural Gas. These deals haven't been completed yet, but they may result in cost savings, as well as conversion-related business opportunities, and the stocks have reacted positively.

Q. COULD YOU TALK ABOUT THE FUND'S OVERSEAS EXPOSURE?

A. We have reduced our exposure in recent months, from almost 9% of assets at the end of the year to about 5 1/2% now. However, this reflects that our outlook for particular companies has changed or that we have taken profits, rather than having changed our view on overseas markets. For example, while we made good money on Sanofi, we weren't positive on its proposed merger with Synthelabo, another French drug company, so we sold the stock. We have become more selective when it comes to overseas investments. If the global economy slows, certainly Europe will slow too.

Q. WHAT DO YOU SEE AS THE BIGGEST RISK TO THIS FUND?

A. A continuation of the runaway market. Right now, investors only seem to care about technology and are very insensitive to valuations, that is, the high prices being paid for earnings. In such an environment, this Fund, which is managed conservatively, is not positioned to benefit. However, as I said earlier, we expect this Fund to perform relatively well as we get back to a market in which prices are more reflective of stocks' underlying values.

/s/ Lisa B. Nurme

    Lisa B. Nurme
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   LISA B. NURME IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) EQUITY INCOME FUND AND THE EQUITY INCOME SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. SHE IS ALSO A PORTFOLIO MANAGER OF MFS(R) TOTAL RETURN FUND, MFS(R) TOTAL RETURN SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE TOTAL RETURN SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   SHE JOINED MFS IN 1987 AS A RESEARCH ANALYST. SHE WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1995, AND SENIOR VICE PRESIDENT IN 1998. MS. NURME IS A GRADUATE OF THE UNIVERSITY OF NORTH CAROLINA, WHERE SHE WAS ELECTED TO PHI BETA KAPPA.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:               PRIMARILY SEEKS REASONABLE INCOME, WITH A SECONDARY
                           OBJECTIVE OF CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   JANUARY 2, 1996

  CLASS INCEPTION:         CLASS A  JANUARY 2, 1996
                           CLASS B  NOVEMBER 4, 1997
                           CLASS C  NOVEMBER 5, 1997
                           CLASS I  JANUARY 2, 1997

  SIZE:                    $58.2 MILLION NET ASSETS AS OF FEBRUARY 28, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 1999

CLASS A
                                 6 Months    1 Year    3 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return           +14.56%    +8.25%    +85.04%         +91.82%
--------------------------------------------------------------------------------
Average Annual Total Return         --       +8.25%    +22.77%         +22.90%
--------------------------------------------------------------------------------
SEC Results                         --       +2.02%    +20.37%         +20.62%
--------------------------------------------------------------------------------

CLASS B
                                 6 Months    1 Year    3 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return           +14.20%    +7.68%    +83.60%         +90.29%
--------------------------------------------------------------------------------
Average Annual Total Return         --       +7.68%    +22.45%         +22.59%
--------------------------------------------------------------------------------
SEC Results                         --       +3.68%    +21.78%         +21.98%
--------------------------------------------------------------------------------

CLASS C
                                 6 Months    1 Year    3 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return           +14.16%    +7.62%    +83.47%         +90.19%
--------------------------------------------------------------------------------
Average Annual Total Return         --       +7.62%    +22.42%         +22.57%
--------------------------------------------------------------------------------
SEC Results                         --       +6.62%    +22.42%         +22.57%
--------------------------------------------------------------------------------

CLASS I
                                 6 Months    1 Year    3 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return           +15.01%    +8.85%    +85.14%         +91.92%
--------------------------------------------------------------------------------
Average Annual Total Return         --       +8.85%    +22.79%         +22.92%
--------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, January 2, 1996, through February 28, 1999.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1999

FIVE LARGEST STOCK SECTORS

UTILITIES & COMMUNICATIONS                        37.4%
FINANCIAL SERVICES                                19.1%
ENERGY                                             9.5%
CONSUMER STAPLES                                   8.4%
INDUSTRIAL GOODS & SERVICES                        6.3%

TOP 10 STOCK HOLDINGS

BP AMOCO PLC  2.6%                HARTFORD FINANCIAL SERVICES GROUP, INC.  1.7%
British oil and petrochemical     Multiline insurance company
 company
                                  SPRINT CORP.  1.6%
GTE CORP.  1.9%                   Long-distance telephone company
Telecommunications company
                                  SBC COMMUNICATIONS, INC.  1.6%
HORMEL FOODS CORP.  1.8%          Integrated telecommunications company
Food products company
                                  PHILIP MORRIS COS., INC.  1.4%
LINCOLN NATIONAL CORP.  1.8%      Tobacco, food, and beverage conglomerate
Insurance company
                                  RELIASTAR FINANCIAL CORP.  1.3%
CITIGROUP, INC.  1.8%             Life and health insurance company
Diversified financial services
 company

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 1999

STOCKS -- 86.3%
-----------------------------------------------------------------------------
ISSUER                                           SHARES                 VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 80.6%
  Aerospace - 0.9%
    Raytheon Co., "A"                            10,226           $   540,700
-----------------------------------------------------------------------------
  Automotive - 1.1%
    TRW, Inc.                                    13,587           $   641,986
-----------------------------------------------------------------------------
  Banks and Credit Companies - 3.6%
    BankAmerica Corp.                             9,298           $   607,276
    Mellon Bank Corp.                             8,254               558,177
    National City Corp.                           7,509               524,691
    Wells Fargo Co.                              10,395               382,016
                                                              ---------------
                                                                  $ 2,072,160
-----------------------------------------------------------------------------
  Building - 0.7%
    Sherwin Williams Co.                         16,270           $   391,497
-----------------------------------------------------------------------------
  Business Machines - 1.2%
    Xerox Corp.                                  12,191           $   672,791
-----------------------------------------------------------------------------
  Chemicals - 1.7%
    Dow Chemical Co.                              6,193           $   609,236
    Du Pont (E.I.) de Nemours & Co., Inc.         7,219               370,425
                                                                  -----------
                                                                  $   979,661
-----------------------------------------------------------------------------
  Conglomerates - 0.8%
    Eastern Enterprises                          12,792           $   491,693
-----------------------------------------------------------------------------
  Consumer Goods and Services - 2.8%
    Gillette Co.                                  4,582           $   245,710
    International Flavours                       14,225               585,892
    Philip Morris Cos., Inc.                     20,034               783,830
                                                                  -----------
                                                                  $ 1,615,432
-----------------------------------------------------------------------------
  Electrical Equipment - 1.9%
    Cooper Industries, Inc.                      16,172           $   707,525
    Emerson Electric Co.                          7,292               418,834
                                                                  -----------
                                                                  $ 1,126,359
-----------------------------------------------------------------------------
  Entertainment - 0.9%
    Disney (Walt) Co.                            14,737           $   518,558
    MediaOne Group, Inc.*                           128                 6,976
                                                                  -----------
                                                                  $   525,534
-----------------------------------------------------------------------------
  Financial Institutions - 2.4%
    Citigroup, Inc.                              16,456           $   966,790
    Federal Home Loan Mortgage Corp.              7,500               441,562
                                                                  -----------
                                                                  $ 1,408,352
-----------------------------------------------------------------------------
  Food and Beverage Products - 4.4%
    Archer-Daniels-Midland Co.                   36,966           $   559,111
    Hormel Foods Corp.                           27,079               974,844
    Keebler Foods Co.*                           14,530               566,670
    Smucker (J. M.) Co.                          23,456               477,916
                                                                  -----------
                                                                  $ 2,578,541
-----------------------------------------------------------------------------
  Forest and Paper Products - 2.0%
    Bowater, Inc.                                13,540           $   570,373
    Georgia-Pacific Corp.                           444                32,523
    Weyerhaeuser Co.                             10,370               578,127
                                                                  -----------
                                                                  $ 1,181,023
-----------------------------------------------------------------------------
  Insurance - 7.8%
    Equitable Cos., Inc.                          8,590           $   580,362
    Hartford Financial Services Group, Inc.      16,921               914,791
    Jefferson Pilot Corp.                         8,784               595,665
    Lincoln National Corp.                       10,292               974,524
    ReliaStar Financial Corp.                    16,294               739,340
    Transamerica Corp.                            9,916               719,530
                                                                  -----------
                                                                  $ 4,524,212
-----------------------------------------------------------------------------
  Machinery - 1.0%
    Federal Signal Corp.                         23,792           $   557,625
-----------------------------------------------------------------------------
  Manufacturing - 0.5%
    Illinois Tool Works, Inc.                     4,577           $   314,669
-----------------------------------------------------------------------------
  Medical and Health Products - 1.1%
    American Home Products Corp.                 10,441           $   621,240
-----------------------------------------------------------------------------
  Oils - 4.8%
    Conoco, Inc., "A"*                           21,950           $   445,859
    Exxon Corp.                                   9,769               650,249
    Mobil Corp.                                   7,997               665,250
    Texaco, Inc.                                 11,736               546,458
    Unocal Corp.                                 17,631               496,974
                                                                  -----------
                                                                  $ 2,804,790
-----------------------------------------------------------------------------
  Railroads - 0.5%
    Burlington Northern Santa Fe Railway Co.      8,137           $   269,538
-----------------------------------------------------------------------------
  Real Estate Investment Trusts - 3.1%
    CarrAmerica Realty Corp.                     11,519           $   247,658
    Equity Residential Properties Trust          10,921               447,761
    Federal Realty Investment Trust               7,883               173,919
    First Industrial Realty Trust, Inc.          10,291               266,279
    Kilroy Realty Corp.                           9,470               204,197
    Mid-America Apartment Communities, Inc.       5,903               131,342
    TriNet Corporate Realty Trust, Inc.          13,156               331,367
                                                                  -----------
                                                                  $ 1,802,523
-----------------------------------------------------------------------------
  Restaurants and Lodging - 2.1%
    McDonald's Corp.                              7,307           $   621,095
    Wendy's International, Inc.                  23,949               573,279
                                                                  -----------
                                                                  $ 1,194,374
-----------------------------------------------------------------------------
  Special Products and Services - 1.9%
    Aquarion Co.                                 17,161           $   580,256
    USEC, Inc.                                   38,824               550,816
                                                                  -----------
                                                                  $ 1,131,072
-----------------------------------------------------------------------------
  Stores - 1.7%
    American Stores Co.                           7,970           $   268,988
    Dayton Hudson Corp.                          11,768               736,235
                                                                  -----------
                                                                  $ 1,005,223
-----------------------------------------------------------------------------
  Supermarkets - 1.1%
    Kroger Co.*                                   9,855           $   637,495
-----------------------------------------------------------------------------
  Telecommunications - 8.8%
    AT&T Corp.                                    2,936           $   241,119
    Bell Atlantic Corp.                          10,175               584,427
    Century Telephone Enterprises, Inc.           4,178               257,991
    Cincinnati Bell, Inc.                        30,726               606,838
    Frontier Corp.                               17,251               619,958
    GTE Corp.                                    16,051             1,041,309
    SBC Communications, Inc.                     16,113               851,975
    Sprint Corp.                                 10,451               896,826
                                                                  -----------
                                                                  $ 5,100,443
-----------------------------------------------------------------------------
  Utilities - Electric - 9.2%
    Carolina Power & Light Co.                   11,025           $   439,622
    CMS Energy Corp.                              5,506               227,811
    DPL, Inc.                                    12,439               221,570
    DQE, Inc.                                    12,297               469,592
    FirstEnergy Corp.                            16,929               495,173
    Florida Progress Corp.                       10,579               424,482
    GPU, Inc.                                    15,189               605,661
    Illinova Corp.                               12,316               292,505
    NIPSCO Industries, Inc.                       8,148               211,339
    Peco Energy Co.                              14,057               498,145
    Pinnacle West Capital Corp.                  15,307               552,965
    Public Service Enterprise Group              16,028               609,064
    Scana Corp.                                  12,120               284,820
                                                                  -----------
                                                                  $ 5,332,749
-----------------------------------------------------------------------------
  Utilities - Gas - 12.6%
    AGL Resources, Inc.                          19,445           $   370,670
    Atmos Energy Corp.                           18,922               454,128
    Berkshire Energy Resources                   10,764               218,644
    Coastal Corp.                                18,010               576,320
    Colonial Gas Co.                             16,923               580,670
    Columbia Energy Group                        11,701               590,901
    Connecticut Energy Group                     21,490               560,083
    Consolidated Natural Gas Co.                  9,644               529,817
    El Paso Energy Corp.                         19,718               718,475
    Fall River Gas Co.                           16,175               283,063
    National Fuel Gas Co.                         7,232               291,540
    NICOR, Inc.                                  10,936               417,619
    Providence Energy Corp.                      12,392               255,585
    Public Service Company, Inc.                 22,439               661,950
    Sonat, Inc.                                  10,969               277,653
    UGI Corp.                                    11,644               236,519
    Washington Gas Light Co.                     12,265               293,593
                                                                  -----------
                                                                  $ 7,317,230
-----------------------------------------------------------------------------
Total U.S. Stocks                                                 $46,838,912
-----------------------------------------------------------------------------
Foreign Stocks - 5.7%
  Bermuda - 0.7%
    Xl Capital Ltd (Insurance)                    6,588           $   403,515
-----------------------------------------------------------------------------
  France - 0.6%
    Thomson CSF (Aerospace and Defense)          11,370           $   338,395
-----------------------------------------------------------------------------
  Netherlands - 1.3%
    Akzo Nobel N.V. (Chemicals)                   9,131           $   347,749
    Royal Dutch Petroleum Co., ADR (Oils)        10,129               444,410
                                                                  -----------
                                                                  $   792,159
-----------------------------------------------------------------------------
  United Kingdom - 3.1%
    BP Amoco PLC, ADR (Oils)                     16,506           $ 1,403,010
    SmithKline-Beecham PLC, ADR
      (Medical and Health Products)               5,487               390,263
                                                                  -----------
                                                                  $ 1,793,273
-----------------------------------------------------------------------------
Total Foreign Stocks                                              $ 3,327,342
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $49,382,469)                       $50,166,254
-----------------------------------------------------------------------------

CONVERTIBLE BONDS -- 2.5%
-----------------------------------------------------------------------------
                                       Principal Amount
                                          (000 Omitted)
-----------------------------------------------------------------------------
U.S. Bonds - 1.5%
  Business Machines - 0.5%
    Xerox Corp., 0s, 2018                       $   495           $   297,000
                                                                  -----------
                                                                  $   297,000
-----------------------------------------------------------------------------
  Telecommunications - 1.0%
    Bell Atlantic Financial Services, Inc.,
      4.25s, 2005##                             $   535           $   585,825
-----------------------------------------------------------------------------
Total U.S. Bonds                                                  $   882,825
-----------------------------------------------------------------------------
Foreign Bonds - 1.0%
  Switzerland - 1.0%
    Swiss Life Finance Ltd. (Finance),
      1.5s, 2003                                $   418           $   591,470
-----------------------------------------------------------------------------
Total Convertible Bonds
  (Identified Cost, $1,345,975)                                   $  1,474,29
-----------------------------------------------------------------------------
Convertible Preferred Stocks - 5.7%
-----------------------------------------------------------------------------
                                                 Shares
-----------------------------------------------------------------------------
  Consumer Goods and Services - 0.7%
    Newell Financial Trust I, 5.25%               3,813           $   201,136
    Newell Financial Trust I, 5.25%##             3,793               200,081
                                                                  -----------
                                                                  $   401,217
-----------------------------------------------------------------------------
  Entertainment - 1.5%
    MediaOne Group, Inc., 6.25%                   3,495           $   271,518
    Reliant Energy, Inc., 7.00%                   5,451               596,884
                                                                  -----------
                                                                  $   868,402
-----------------------------------------------------------------------------
  Insurance - 0.5%
    Lincoln National Corp., 7.75%                12,042           $   314,597
-----------------------------------------------------------------------------
  Telecommunications - 1.2%
    Qwest Trends Trust, 5.75%##                  12,587           $   692,285
-----------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    NIPSCO Industries, Inc., 7.75%               11,214           $   554,392
    Texas Utilities Co., 3.315%                   1,668                74,122
    Texas Utilities Co., 9.25%                    8,032               419,170
                                                                  -----------
                                                                  $ 1,047,684
-----------------------------------------------------------------------------
Total Convertible Preferred Stocks
   (Identified Cost, $2,925,241)                                  $ 3,324,185
-----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS -- 5.0%
-----------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.,
      due 3/01/99, at Amortized Cost             $2,880           $ 2,880,000
-----------------------------------------------------------------------------
Total Investments
   (Identified Cost, $56,533,685)                                 $57,844,734

Other Assets, Less Liabilities - 0.5%                                 310,511
-----------------------------------------------------------------------------
Net Assets - 100.0%                                               $58,155,245
-----------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-----------------------------------------------------------------------------
FEBRUARY 28, 1999
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $56,533,685)         $57,844,734
  Cash                                                              19,102
  Foreign currency, at value (identified cost, $287)                   280
  Receivable for Fund shares sold                                  503,938
  Receivable for investments sold                                  546,184
  Interest and dividends receivable                                140,602
  Deferred organization expenses                                       801
  Other assets                                                         269
                                                               -----------
      Total assets                                             $59,055,910
                                                               -----------
Liabilities:
  Payable for Fund shares reacquired                           $    48,826
  Payable for investments purchased                                812,374
  Payable to affiliates -
    Management fee                                                   2,848
    Shareholder servicing agent fee                                    535
    Distribution and service fee                                    32,279
    Administrative fee                                                  71
  Accrued expenses and other liabilities                             3,732
                                                               -----------
      Total liabilities                                        $   900,665
                                                               -----------
Net assets                                                     $58,155,245
                                                               ===========
Net assets consist of:
  Paid-in capital                                              $56,167,543
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                 1,311,007
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              553,165
  Accumulated undistributed net investment income                  123,530
                                                               -----------
      Total                                                    $58,155,245
                                                               ===========
Shares of beneficial interest outstanding                       3,658,253
                                                                =========
Class A shares:
  Net asset value per share
    (net assets of $20,644,807 / 1,296,332 shares of
      beneficial interest outstanding)                           $15.93
                                                                 ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                  $16.90
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $28,060,633 / 1,767,261 shares of
      beneficial interest outstanding)                           $15.88
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $7,706,675 / 485,615 shares of beneficial
      interest outstanding)                                      $15.87
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,743,130 / 109,045 shares of beneficial
      interest outstanding)                                      $15.99
                                                                 ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1999
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  610,684
    Interest                                                           58,152
    Foreign taxes withheld                                               (162)
                                                                   ----------
      Total investment income                                      $  668,674
                                                                   ----------

  Expenses -
    Management fee                                                 $  137,655
    Shareholder servicing agent fee                                    26,156
    Distribution and service fee (Class A)                             28,363
    Distribution and service fee (Class B)                            114,827
    Distribution and service fee (Class C)                             27,289
    Administrative fee                                                  2,290
    Custodian fee                                                      12,406
    Printing                                                            3,506
    Postage                                                             7,607
    Auditing fees                                                      13,644
    Amortization of organization expenses                                 215
    Registration fees                                                  43,920
    Miscellaneous                                                       4,178
                                                                   ----------
      Total expenses                                               $  422,056
    Fees paid indirectly                                               (3,343)
    Preliminary reduction of expenses by investment adviser           (18,810)
                                                                   ----------
      Net expenses                                                 $  399,903
                                                                   ----------
        Net investment income                                      $  268,771
                                                                   ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $  666,652
    Foreign currency transactions                                      (2,986)
                                                                   ----------
      Net realized gain on investments and foreign
       currency transactions                                       $  663,666
                                                                   ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $4,176,759
    Translation of assets and liabilities in foreign
      currencies                                                         (164)
                                                                   ----------
      Net unrealized gain on investments and foreign
         currency translation                                      $4,176,595
                                                                   ----------
        Net realized and unrealized gain on investments
          and foreign currency                                     $4,840,261
                                                                   ----------
          Increase in net assets from operations                   $5,109,032
                                                                   ==========

See notes to financial statements

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                   YEAR ENDED
                                                            FEBRUARY 28, 1999              AUGUST 31, 1998
                                                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $    268,771                   $    144,338
  Net realized gain on investments and foreign currency
    transactions                                                    663,666                        604,001
  Net unrealized gain (loss) on investments and
    foreign currency translation                                  4,176,595                     (3,025,615)
                                                               ------------                   ------------
      Increase (decrease) in net assets from operations        $  5,109,032                   $ (2,277,276)
                                                               ------------                   ------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $   (102,335)                  $    (37,223)
  From net investment income (Class B)                              (87,325)                       (21,410)
  From net investment income (Class C)                              (21,518)                        (3,686)
  From net investment income (Class I)                               (9,714)                       (13,832)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                         (234,405)                       (60,087)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                         (338,766)                          --
  From net realized gain on investments and foreign currency
    transactions (Class C)                                          (81,870)                          --
  From net realized gain on investments and foreign currency
    transactions (Class I)                                          (16,658)                      (109,502)
                                                               ------------                   ------------
      Total distributions declared to shareholders             $   (892,591)                  $   (245,740)
                                                               ------------                   ------------
Net increase in net assets from Fund share transactions        $ 21,394,442                   $ 33,593,325
                                                               ------------                   ------------
      Total increase in net assets                             $ 25,610,883                   $ 31,070,309
Net assets:
  At beginning of period                                         32,544,362                      1,474,053
                                                               ------------                   ------------
  At end of period (including accumulated undistributed net
    investment income of $123,530 and $75,651, respectively)   $ 58,155,245                   $ 32,544,362
                                                               ============                   ============

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS                                                         PERIOD
                                                    ENDED                     YEAR ENDED AUGUST 31,                ENDED
                                             FEBRUARY 28,         ---------------------------------           AUGUST 31,
                                                     1999                 1998                 1997                1996*
                                              (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $14.20               $14.82               $11.07               $10.00
                                                   ------               ------               ------               ------
Income from investment operations# -
  Net investment income(S)                         $ 0.12               $ 0.22               $ 0.22               $ 0.13
  Net realized and unrealized gain on
   investments and foreign currency###               1.94                 1.07                 3.91                 0.94
                                                   ------               ------               ------               ------
    Total from investment operations               $ 2.06               $ 1.29               $ 4.13               $ 1.07
                                                   ------               ------               ------               ------
Less distributions declared to shareholders -
  From net investment income                       $(0.11)              $(0.20)              $(0.16)              $ --
  From net realized gain on investments and
   foreign currency transactions                    (0.22)               (1.71)               (0.22)                --
                                                   ------               ------               ------               ------
    Total distributions declared to
      shareholders                                 $(0.33)              $(1.91)              $(0.38)              $ --
                                                   ------               ------               ------               ------
Net asset value - end of period                    $15.93               $14.20               $14.82               $11.07
                                                   ======               ======               ======               ======
Total return(+)                                    14.56%++              9.50%               38.05%               10.70%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                        1.36%+               1.46%                1.54%                1.50%+
  Net investment income                             1.57%+               1.45%                1.75%                1.83%+
Portfolio turnover                                    54%                  89%                 118%                  56%
Net assets at end of period (000 omitted)         $20,645              $11,146                 $510                 $477

  * For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
### The per share amount is not in accordance with the net realized and unrealized gain (loss) for the year ended August 31,
    1998 because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) Effective November 1, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets.
    Prior to November 1, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 1.50% of average daily net assets.
    To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                 $ 0.11               $ 0.11               $ 0.02               $(0.06)
        Ratios (to average net assets):
          Expenses##                                1.44%+               2.20%                3.40%                4.67%+
          Net investment income (loss)              1.49%+               0.70%              (0.15)%              (0.78)%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------
                                                       Six Months Ended                   Period Ended
                                                      February 28, 1999               August 31, 1998*
                                                            (Unaudited)
------------------------------------------------------------------------------------------------------
                                                                Class B
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $14.16                         $13.61
                                                                 ------                         ------
Income from investment operations# -
  Net investment income(S)                                       $ 0.07                         $ 0.10
  Net realized and unrealized gain on investments and
    foreign currency###                                            1.93                           0.47
                                                                 ------                         ------
      Total from investment operations                           $ 2.00                         $ 0.57
                                                                 ------                         ------
Less distributions declared to shareholders -
  From net investment income                                     $(0.06)                        $(0.02)
  From net realized gain on investments and foreign
    currency transactions                                         (0.22)                          --
                                                                 ------                         ------
      Total distributions declared to shareholders               $(0.28)                        $(0.02)
                                                                 ------                         ------
Net asset value - end of period                                  $15.88                         $14.16
                                                                 ======                         ======
Total return                                                     14.20%++                        4.20%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      2.01%+                         2.11%+
  Net investment income                                           0.91%+                         0.66%+
Portfolio turnover                                                  54%                            89%
Net assets at end of period (000 omitted)                       $28,060                        $16,786

  * For the period from the inception of Class B, November 4, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
### The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period ended August
    31, 1998 because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                               $ 0.06                         $(0.02)
        Ratios (to average net assets):
          Expenses##                                              2.09%+                         2.85%+
          Net investment income (loss)                            0.83%+                       (0.09)%+

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                   PERIOD ENDED
                                                      FEBRUARY 28, 1999               AUGUST 31, 1998*
                                                            (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
                                                                CLASS C
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $14.16                         $13.63
                                                                 ------                         ------
Income from investment operations# -
  Net investment income(S)                                       $ 0.07                         $ 0.10
  Net realized and unrealized gain on investments and
    foreign currency###                                            1.93                           0.45
                                                                 ------                         ------
      Total from investment operations                           $ 2.00                         $ 0.55
                                                                 ------                         ------
Less distributions declared to shareholders -
  From net investment income                                     $(0.07)                        $(0.02)
  From net realized gain on investments and foreign
    currency transactions                                         (0.22)                          --
                                                                 ------                         ------
      Total distributions declared to shareholders               $(0.29)                        $(0.02)
                                                                 ------                         ------
Net asset value - end of period                                  $15.87                         $14.16
                                                                 ======                         ======
Total return                                                     14.16%++                        4.02%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      2.01%+                         2.09%+
  Net investment income                                           0.93%+                         0.66%+
Portfolio turnover                                                  54%                            89%
Net assets at end of period (000 omitted)                        $7,707                         $3,613

  * For the period from the inception of Class C, November 5, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent.
### The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period ended August
    31, 1998 because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                               $ 0.06                         $(0.02)
        Ratios (to average net assets):
          Expenses##                                              2.09%+                         2.83%+
          Net investment income (loss)                            0.85%+                       (0.09)%+

See notes to financial statements

FINANCIAL HIGHLIGHTS - continued
-----------------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS                 YEAR               PERIOD
                                                               ENDED                ENDED                ENDED
                                                        FEBRUARY 28,           AUGUST 31,           AUGUST 31,
                                                                1999                 1998                1997*
                                                         (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------
                                                             CLASS I
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $14.22               $14.81               $12.20
                                                              ------               ------               ------
Income from investment operations# -
  Net investment income(S)                                    $ 0.15               $ 0.24               $ 0.15
  Net realized and unrealized gain on investments and
   foreign currency###                                          1.97                 1.09                 2.46
                                                              ------               ------               ------
    Total from investment operations                          $ 2.12               $ 1.33               $ 2.61
                                                              ------               ------               ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.13)              $(0.21)              $ --
  From net realized gain on investments and foreign
   currency transactions                                       (0.22)               (1.71)                --
                                                              ------               ------               ------
    Total distributions declared to shareholders              $(0.35)              $(1.92)              $ --
                                                              ------               ------               ------
Net asset value - end of period                               $15.99               $14.22               $14.81
                                                              ======               ======               ======
Total return                                                  15.01%++              9.83%               21.39%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                   1.01%+               1.19%                1.54%+
  Net investment income                                        1.95%+               1.57%                1.51%+
Portfolio turnover                                               54%                  89%                 118%
Net assets at end of period (000 omitted)                     $1,743                 $999                 $964

  * For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
### The per share amount is not in accordance with the net realized and unrealized gain (loss) for the year ended August 31,
    1998 because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(S) Effective November 1, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets.
    Prior to November 1, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 1.50% of average daily net assets.
    To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:
      Net investment income                                   $ 0.14               $ 0.12               $ 0.03
        Ratios (to average net assets):
          Expenses##                                           1.09%+               1.93%                2.67%+
          Net investment income                                1.87%+               0.82%                0.35%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Equity Income Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the Fund's average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 1999, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $125,885.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). Currently, the Trustees are not receiving any payments for their services to the Fund.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

         First $1 billion                                0.0150%
         Next $1 billion                                 0.0125%
         Next $1 billion                                 0.0100%
         In excess of $3 billion                         0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $29,179 for the six months ended February 28, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,319 for the six months ended February 28, 1999. Fees incurred under the distribution plan during the six months ended February 28, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 and $1 for Class B and Class C shares, respectively, for the six months ended February 28, 1999. Fees incurred under the distribution plan during the six months ended February 28, 1999, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Certain Class A and Class C are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 1999, were $99, $25,628, and $675 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. This fee was reduced to an effective annual rate of 0.1000% effective April 1, 1999.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $44,109,457 and $26,322,635, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $56,533,685
                                                                -----------
Gross unrealized appreciation                                   $ 3,485,363
Gross unrealized depreciation                                    (2,174,314)
                                                                -----------
    Net unrealized appreciation                                 $ 1,311,049
                                                                ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                  SIX MONTHS ENDED FEBRUARY 28, 1999            YEAR ENDED AUGUST 31, 1998
                 ---------------------------------------------------   -----------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                               793,054       $ 12,314,734           926,375         $14,265,389
Shares issued to shareholders in
  reinvestment of distributions            20,457            322,134             6,821              95,820
Shares reacquired                        (302,218)        (4,622,576)         (182,591)         (2,735,072)
                                         --------       ------------          --------         -----------
    Net increase                          511,293       $  8,014,292           750,605         $11,626,137
                                         ========       ============          ========         ===========

Class B Shares
                                  SIX MONTHS ENDED FEBRUARY 28, 1999            YEAR ENDED AUGUST 31, 1998
                 ---------------------------------------------------   -----------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                               779,092       $ 12,220,409         1,290,212         $19,644,691
Shares issued to shareholders in
  reinvestment of distributions            24,866            391,536             1,193              18,889
Shares reacquired                        (222,055)        (3,507,938)         (106,047)         (1,624,609)
                                         --------       ------------          --------         -----------
    Net increase                          581,903       $  9,104,007           750,605         $11,626,137
                                         ========       ============          ========         ===========

Class C Shares
                                  SIX MONTHS ENDED FEBRUARY 28, 1999            YEAR ENDED AUGUST 31, 1998
                 ---------------------------------------------------   -----------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                               276,104       $  4,373,954           271,897         $ 4,122,597
Shares issued to shareholders in
  reinvestment of distributions             5,657             89,050               190               3,002
Shares reacquired                         (51,343)          (805,244)          (16,890)           (253,965)
                                         --------       ------------          --------         -----------
    Net increase                          230,418       $  3,657,760           255,197         $ 3,871,634
                                         ========       ============          ========         ===========

Class I Shares
                                  SIX MONTHS ENDED FEBRUARY 28, 1999            YEAR ENDED AUGUST 31, 1998
                 ---------------------------------------------------   -----------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                38,843       $    619,845            12,779         $   195,481
Shares issued to shareholders in
  reinvestment of distributions             1,675             26,371             9,194             123,327
Shares reacquired                          (1,741)           (27,833)          (16,779)           (262,225)
                                         --------       ------------          --------         -----------
    Net increase                           38,777       $    618,383             5,194         $    56,583
                                         ========       ============          ========         ===========

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 28, 1999, was $212.

MFS(R) EQUITY INCOME FUND

TRUSTEES                                   SECRETARY
Richard B. Bailey* - Private Investor;     Stephen E. Cavan*
Former Chairman and Director (until
1991), MFS Investment Management           ASSISTANT SECRETARY
                                           James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                           CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of          State Street Bank and Trust Company
Cardiac Surgery, Brigham and Women's
Hospital; Professor of Surgery,            INVESTOR INFORMATION
Harvard Medical School                     For MFS stock and bond market
                                           outlooks, call toll free:
The Hon. Sir J. David Gibbons, KBE -       1-800-637-4458 anytime from a
Chief Executive Officer, Edmund            touch-tone telephone.
Gibbons Ltd.; Chairman, Colonial
Insurance Company, Ltd.                    For information on MFS mutual funds,
                                           call your financial adviser or, for
Abby M. O'Neill - Private Investor         an information kit, call toll free:
                                           1-800-637-2929 any business day from
Walter E. Robb, III - President and        9 a.m. to 5 p.m. Eastern time (or
Treasurer, Benchmark Advisors, Inc.        leave a message anytime).
(corporate financial consultants);
President, Benchmark Consulting Group,     INVESTOR SERVICE
Inc. (office services)                     MFS Service Center, Inc.
                                           P.O. Box 2281
Arnold D. Scott* - Senior Executive        Boston, MA 02107-9906
Vice President, Director, and
Secretary, MFS Investment Management       For general information, call toll
                                           free: 1-800-225-2606 any business day
Jeffrey L. Shames* - Chairman, Chief       from 8 a.m. to 8 p.m. Eastern time.
Executive Officer, and Director, MFS
Investment Management                      For service to speech- or
                                           hearing-impaired, call toll free:
J. Dale Sherratt - President, Insight      1-800-637-6576 any business day from
Resources, Inc. (acquisition planning      9 a.m. to 5 p.m. Eastern time. (To
specialists)                               use this service, your phone must be
                                           equipped with a Telecommunications
Ward Smith - Former Chairman (until        Device for the Deaf.)
1994), NACCO Industries (holding
company)                                   For share prices, account balances,
                                           and exchanges, call toll free:
INVESTMENT ADVISER                         1-800-MFS-TALK (1-800-637-8255)
Massachusetts Financial Services Company   anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                      WORLD WIDE WEB
                                           www.mfs.com
DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Lisa B. Nurme*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                               -----------------
MFS(R) EQUITY INCOME FUND                                         Bulk Rate
                                                                 U.S. Postage
[Logo] MFS(R)                                                        Paid
INVESTMENT MANAGEMENT                                                MFS
We invented the mutual fund(R)                                 -----------------


500 Boylston Street
Boston, MA 02116-3741





(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                  MEI-3 4/99 10M 93/293/393/893